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                                                                   EXHIBIT 10.44

                    AMENDMENT NO. 1 TO FOUNTAIN VIEW, INC.
                            STOCKHOLDERS AGREEMENT


     This Amendment No. 1 to Stockholders Agreement (the "Amendment") is entered
                                                          ---------
into as of May 4, 1998 by and among (i) Fountain View, Inc., a Delaware corporation (the "Company"), (ii) Heritage Fund II, L.P. ("Heritage"), (iii)
                  -------                                  --------
Baylor Health Care System ("Baylor"), and (iv) Buckner Foundation ("Buckner").
                            ------                                  -------

                             Preliminary Statement
                             ---------------------

     Reference is hereby made to that certain Stockholders Agreement dated as of March 27, 1998 (the "Original Agreement") by and among the Company, Robert
                     ------------------
Snukal, Sheila Snukal, William Scott, Heritage, Heritage Investors II, L.L.C., Heritage Fund II Investment Corporation ("HFIC"), and certain other parties.
                                          ----

     HFIC has purchased certain securities of the Company (the "Securities")
                                                                ----------
pursuant to the terms of an Investment Agreement dated as of March 27, 1998. HFIC desires to transfer certain of the Securities to Baylor and Buckner, and Baylor and Buckner wish to purchase such Securities from HFIC. The Company and Heritage desire that such purchase and sale be consummated, and wish to amend the Original Agreement to add Baylor and Buckner as a party thereto and to make certain other changes.

     All capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Original Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Additional Party.  By its execution of this Amendment, each of Baylor
          ----------------
and Buckner is hereby added as a party to the Original Agreement, and shall have the rights and obligations thereunder as an Investor, on a pari passu basis with the other Investors.

     2.   Amendment to Original Agreement.  Effective as of the date hereof, the
          -------------------------------
Original Agreement is hereby amended as follows:

          2.1. Amendment to Section 1.02.  Section 1.02 of the Original
               -------------------------
Agreement is hereby amended by deleting the text thereof in its entirety and inserting in lieu thereof the following:

     "Section 1.02.  Election of Directors.  At all meetings (and written
      ------------   ---------------------
     actions in lieu of meetings) of stockholders of the Company at which directors are to be elected, each Stockholder
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     shall vote all of such Stockholder's Stock to elect, as directors of the
     Company:

               (a)  RS Directors.  Two nominees of RS, which number shall be
                    ------------
     increased if necessary to insure that the nominees of RS constitute not less than twenty-five percent (25%) of the total number of directors (the "RS Directors"), as long as RS holds any shares of Stock.
     -------------

               (b)  Scott Director.  One nominee of Scott (the "Scott
                    --------------                              -----
     Director"), as long as Scott holds any shares of Stock.
     --------

               (c)  Baylor Director.  One nominee of Baylor Health Care System
                    ---------------
     ("Baylor") (the "Baylor Director"), as long as Baylor holds any shares of
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     Stock or Stock Equivalents.

               (d)  Investor Directors.  Such number of nominees of a Majority
                    ------------------
     of Investors as may be designated by a Majority of Investors (the "Investor
                                                                        --------
     Directors")."
     ---------

          2.2. Amendment to Section 1.03.  Section 1.03 of the Original
               -------------------------
Agreement is hereby amended by deleting the first sentence thereof in its entirety and inserting in lieu thereof the following:

     "Each Stockholder agrees to vote such Stockholder's Stock, at all meetings (and written actions in lieu of meetings) of stockholders of the Company,
     (a) to remove any RS Director, if so requested by RS, (b) to remove the Scott Director, if so requested by a Scott, (c) to remove the Baylor Director, if so requested by Baylor, and (d) to remove any Investor Director, if so requested by a Majority of Investors."

          2.3. Amendment to Section 1.04.  Section 1.04 of the Original
               -------------------------
Agreement is hereby amended by deleting the text thereof in its entirety and inserting in lieu thereof the following:

     "Section 1.04.  Vacancies.  Each Stockholder agrees to vote such
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     Stockholder's Stock, at all meetings (and written actions in lieu of meetings) of stockholders of the Company, (a) to fill any vacancy on the Board of Directors of the Company (the "Board") caused by the resignation
                                             -----
     or removal of any RS Director with a nominee selected by RS, (b) to fill any vacancy on the Board caused by the resignation or removal of the Scott Director with a nominee selected by Scott, (c) to fill any vacancy on the Board caused by the resignation or removal of the Baylor Director with a nominee selected by Baylor, and (d) to fill any vacancy on the Board caused by the resignation or removal of any Investor Director with a nominee selected by a Majority of Investors."

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          2.4. Amendment to Section 5.01.  Section 5.01 of the Original
               -------------------------
Agreement is hereby amended by deleting clause (a) of the fourth paragraph thereof in its entirety and inserting in lieu thereof the following:

     "this Section shall not apply to transfers by Heritage to its partners which are required by Article X of its Agreement of Limited Partnership, as in effect on May 4, 1998, a true and correct copy of which Article X has been delivered to Baylor, if such partners become parties to this Agreement, and".

          2.5. Amendment to Section 5.03.  Section 5.03 of the Original
               -------------------------
Agreement is hereby amended by (a) inserting the word "reasonably" in clause (c) thereof following the words "all agreements, documents and instruments" and before the words "required by Heritage", and (b) deleting the words following "provided, however," in their entirety and inserting in lieu thereof the words
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"that any obligation of the Investors with respect to indemnification or representations, warranties and covenants shall be several and not joint and that such obligations shall be limited for each Investor to the amount of proceeds received by such Investor in such Heritage Transfer Event (other than proceeds received with respect to shares of Preferred Stock held by such Investor, except with respect to indemnification relating to title, authority to transfer and similar matters relating to the sale of such shares of Preferred Stock)."

          2.6. Addition of New Section 7.04A.  The Original Agreement is hereby
               -----------------------------
amended by adding a new Section 7.04A as follows after Section 7.04 thereof:

     "Section 7.04A.  Issuance of Certain Shares of Stock by the Company and its
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     Subsidiaries.  The Company will not, at any time when any shares of Series
     ------------
     A Preferred Stock are outstanding, without the prior written consent of the holders of a majority of the shares of Series A Preferred Stock then outstanding, (i) issue any shares of preferred stock or other equity securities having rights or preferences which are senior to or pari passu with the rights and preferences applicable to the Series A Preferred Stock with respect to liquidation, dividends or redemption, or (ii) permit any of its subsidiaries (other than any subsidiary whose assets or gross revenues, combined with the assets or gross revenues of all other subsidiaries which have issued equity securities since April 30, 1998, did not exceed twenty percent (20%) of the Company's consolidated assets or gross revenues, respectively, at any time within the preceding twelve months) to issue any shares of their capital stock to any Person other than the Company or any other subsidiary of the Company.

          Notwithstanding the foregoing, the Company may issue any Stock without regard to the restrictions contained in this

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     Section 7.04A if at the time of such issuance (A) the aggregate amount of outstanding indebtedness of the Company, determined in accordance with generally accepted accounting principles, including the issuance of Series A Preferred Stock and any preferred stock to which this Section 7.04A is applicable, is not more than four (4) times the EBITDA (as defined below) of the Company for the Company's four most recently completed fiscal quarters, and (B) the Fixed Charge Coverage Ratio of the Company, including the issuance of Series A Preferred Stock and any preferred stock to which this Section 7.04A is applicable, is not less than 2.0 to 1. The term "EBITDA" as used in this Section 7.04A shall mean consolidated net income, after restoring thereto amounts deducted with respect to interest, taxes, depreciation, amortization and other non-cash charges. The term "Fixed Charge Coverage Ratio" as used in this Section 7.04A shall have the meaning set forth in the Offering Circular of the Company dated April 9, 1998 with respect to the Company's 11 1/4% Senior Subordinated Notes due 2008."

          2.7. Addition of New Section 7.04B.  The Original Agreement is hereby
               -----------------------------
amended by adding a new Section 7.04B as follows after Section 7.04A thereof:

     "Section 7.04B.  Payment of Certain Dividends and Redemptions with Respect
      -------------   ---------------------------------------------------------
     to Capital Stock.  The Company will not, at any time when any shares of
     ----------------
     Series A Preferred Stock are outstanding, without the prior written consent of the holders of a majority of the shares of Series A Preferred Stock then outstanding, (i) pay any amounts to the holders of shares of capital stock of the Company (other than shares of Series A Preferred Stock or shares of preferred stock issued pursuant to Section 7.04A hereof) in respect of a redemption or repurchase of such shares which exceed in the aggregate, collectively with any other payments made under clause (i) or (ii) of this
     Section 7.04B, the Section 7.04B Amount (as defined below), or (ii) pay any amounts to the holders of shares of capital stock of the Company (other than shares of Series A Preferred Stock or shares of preferred stock issued pursuant to Section 7.04A hereof) in respect of a dividend or distribution
     (A) while any dividends with respect to shares of Series A Preferred Stock remain accrued but not yet paid, unless the Company shall at such time pay a dividend with respect to the shares of Series A Preferred Stock in an aggregate amount equal to the amount of the proposed payment under this clause (ii) multiplied by a fraction, the numerator of which is the amount
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     of accrued but not yet paid dividends owed with respect to shares of Series
     A Preferred Stock and the denominator of which is the Section 7.04B Amount, and (B) which exceed in the aggregate, collectively with any other payments made under clause (i) or clause (ii) of this Section 7.04B, the Section 7.04B Amount. Any payments made with

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     respect to shares of Series A Preferred Stock pursuant to clause (ii)(A)
     above shall be excluded in determining whether the Section 7.04B Amount has been exceeded. The term "Section 7.04B Amount" as used herein shall mean $20,000,000."

          2.8. Addition of New Definition.  Article VIII of the Original
               --------------------------
Agreement is hereby amended by inserting the following definitions:

     "Baylor" shall have the meaning specified in Section 1.02.
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     "Baylor Director shall have the meaning specified in Section 1.02.
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     "Buckner" shall have the meaning specified in Section 1.02.
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     "Series A Preferred Stock" shall mean the 15,000 shares of Series A
      ------------------------
Preferred Stock of the Company issued by the Company on March 27, 1998.

          2.9. Definition of Majority of Investors.  The definition of the term
               -----------------------------------
"Majority of Investors" in Article VIII of the Original Agreement is hereby amended by deleting the text thereof in its entirety and inserting in lieu thereof the following:

     "Majority of Investors shall mean Investors who hold a majority of the
      ---------------------
     Common Stock held by all Investors (assuming the exercise or conversion of all Stock Equivalents held by all Investors); provided that any decision, determination or actions to be made or taken by a Majority of Investors shall be made or taken by Heritage as long as Heritage holds more shares of Common Stock than any other Investor."

          2.10. Definition of Permitted Transfers.  The definition of the term
                ---------------------------------
"Permitted Transfers" in Article VIII of the Original Agreement is hereby amended by deleting the text thereof in its entirety and inserting in lieu thereof the following:

     "Permitted Transfers shall mean any of the following:
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               (a) Transfers of Securities of a Stockholder to the trustees of a trust revocable by such Stockholder alone, the beneficiaries of which consist solely of such Stockholder and transferees enumerated in clause (d) below;

               (b) Transfers of Securities between a Stockholder and such Stockholder's guardian or conservator;

               (c) Transfers of Securities of a deceased Stockholder to such Stockholder's executors or administrators or to trustees under such Stockholder's will and thereafter to transferees enumerated in clause (d) below;

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               (d) Transfers of Securities of a Stockholder to the spouse of such Stockholder, to any of such Stockholder's children or their issue (or to custodians for the benefit of minor children or issue), or to such Stockholder's parents or siblings;

               (e) Transfers of Securities of any Stockholder which is a corporation, partnership, limited liability company or other entity to any owner or Affiliate of such Stockholder, provided that such Stockholder may not transfer Securities to more than (i) a total of five (5) of its owners or Affiliates pursuant to this clause (e) before January 1, 2004 (unless such transfer relates to a liquidation or winding-up of such Stockholder, in which case the maximum number specified in this clause (i) shall be 16), and (ii) a total of sixteen (16) of its owners or Affiliates pursuant to this clause (e) after January 1, 2005;

               (f) Transfers of warrants to purchase Series C Common Stock of the Company by Baylor to any broker or agent retained by Baylor or Buckner with respect to their investment in the Company (up to a maximum of 20,742 shares of Series C Common Stock in the aggregate) or transfers of Securities of Baylor to Baylor Health Care System Foundation (in any amount);

               (g) Transfers of Securities by Heritage Fund II Investment Corporation to any other Person; and

               (h) Transfers of Securities pursuant to Articles II, V or VI;

     provided, however that Securities Transferred pursuant to clauses (a) - (f)
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     may not be further Transferred under such clauses except to a Person that would have been a permitted transferee thereof from the initial Stockholder who held such Securities."

          2.11.   Definition of Proportionate Percentage.  The definition of the
                  --------------------------------------
term "Proportionate Percentage" in Article VIII of the Original Agreement is hereby amended by deleting the text thereof in its entirety and inserting in lieu thereof the following:

     "Proportionate Percentage of a Stockholder shall mean a fraction of which
      ------------------------
     (a) the numerator is the number of then outstanding shares of Common Stock held by such Stockholder (assuming the exercise or conversion of all Stock Equivalents held by such Stockholder), and (b) the denominator is the total number of then outstanding shares of Common Stock (assuming the exercise or conversion of all Stock Equivalents held by all stockholders)."

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

          2.12.   Definition of Qualified Stockholder.  The definition of the
                  -----------------------------------
term "Qualified Stockholder" in Article VIII of the Original Agreement is hereby amended by deleting the text thereof in its entirety and inserting in lieu thereof the following:

     "Qualified Stockholder shall mean any Stockholder then holding more than
      ---------------------
     10,000 shares of Stock (assuming the exercise or conversion of all Stock Equivalents held by such Stockholder, and appropriately adjusted for stock splits, stock dividends, combinations and other similar transactions); provided that (a) all shares of Stock held by a Stockholder and any transferees of such Stockholder under clause (e) of the definition of Permitted Transfers shall be aggregated for purposes of determining whether any of them is a Qualified Stockholder, (b) all shares of Stock held by GS Private Equity Partners, L.P. and GS Private Equity Partners Offshore, L.P. shall be aggregated for purposes of determining whether any of them is a Qualified Stockholder, (c) all shares of Stock held by Nassau Capital Partners II L.P. and NAS Partners I LLC shall be aggregated for purposes of determining whether any of them is a Qualified Stockholder, and (d) all shares of Stock held by Baylor, Buckner and each transferee of Baylor or Buckner permitted under clause (f) of the definition of Permitted Transfers shall be aggregated for purposes of determining whether any of them is a Qualified Stockholder."

          2.13.   Definition of Stockholder.  The definition of the term
                  -------------------------
"Stockholder" in Article VIII of the Original Agreement is hereby amended by deleting the text thereof in its entirety and inserting in lieu thereof the following:

     "Stockholder" shall mean each Person who holds any Stock (including Baylor
      -----------
     or Buckner, as long as they shall hold any Stock or Stock Equivalents)."

     3.   Survival.  Except as specifically set forth herein, the Original
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Agreement shall remain in full force and effect.  This Amendment shall be deemed part of, and construed in accordance with, the Original Agreement.

     4.   Miscellaneous.  This Amendment shall be binding upon and enforceable
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against the parties and their successors and permitted assigns.  This Amendment shall not be amended, modified, revised, supplemented, or terminated unless mutually agreed in writing by all of the parties hereto. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to conflicts of laws principles. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be considered one and the same instrument.

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

     IN WITNESS WHEREOF, this Amendment No. 1 to Stockholders Agreement has been executed as a sealed instrument as of the day and year first above written.

                                    FOUNTAIN VIEW, INC.


                                    By:/s/ Robert Snukal
                                       ----------------------
                                       Robert Snukal, President


                                    BAYLOR HEALTH CARE SYSTEM


                                    By:/s/ William S. Carter
                                       -----------------------
                                       Name: William S. Carter
                                       Title: E.V. - Pres.



                                    BUCKNER FOUNDATION


                                    By:/s/ H. Allen Jordan
                                       -----------------------
                                       Name: H. Allen Jordan
                                       Title: Senior Vice President & Chief
                                              Financial Officer


                                    HERITAGE FUND II, L.P.

                                    By: HF Partners II, L.L.C.,
                                        its general partner


                                    By:[SIGNATURE ILLEGIBLE]^^
                                       ------------------------
                                       Name:
                                       Title:

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